MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.





FUND LOGO





Quarterly Report

March 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer of Merrill Lynch Short-Term Global
Income Fund, Inc., has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.



Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1999



DEAR SHAREHOLDER

Economic Outlook
The persistent strength of the US economy and the lack of any evidence of a recession sent domestic long-term bond yields higher during the quarter ended March 31, 1999. Consumer spending and low unemployment supported the US economy. Nevertheless, short-term US interest rates remained unchanged as the Federal Open Market Committee kept its neutral stance toward monetary policy.

While the US economy is strengthening, many other countries are close to recession or are already experiencing negative growth. We expect the US economy to continue to be fueled by consumer spending and signs of a recovery in the manufacturing sector. Indications are that gross domestic product (GDP) growth could post above 3.0% in the first quarter of this year. We believe the Federal Reserve Board will keep monetary policy on hold unless it sees significant signs of broad-based inflation.

In contrast to the United States, declining business confidence, low growth and high unemployment continued to plague the largest economies of the Eurozone, which is comprised of the 11 countries in the European Monetary Union. Although the Eurozone countries kept interest rates on hold during the March quarter in response to an absence of clear economic leadership and a weak euro, a modest interest rate cut is becoming more likely as European Central Bank
(ECB) officials have publicly cited the downside risks to the economy. The resignation of German Finance Minister Oskar Lafontaine in March increased confidence in the euro and the ECB, since his views on monetary and fiscal policy caused tension between the region's central bankers. Eurozone inflation was 0.8%, while inflation in Germany and France was almost non-existent at 0.2%. Consumer prices should be stable in the region at around 0.5%--0.8% as deregulation puts downward pressure on domestic prices. Eurozone growth was disappointing in the fourth quarter of 1998 at 0.5%, and is likely to remain below 2.0% for the near future.

Norway, the largest of the Fund's foreign allocations, and the United Kingdom have attractive yields relative to short-term interest rates in the United States. In Norway, the central bank initiated a mandate to target exchange stability instead of inflation. The Norges Bank lowered official interest rates by 100 basis points (1.00%) during the March quarter to 7.00% as the krone strengthened relative to the euro. Norway is the world's second-largest exporter of oil. After reaching a 12-year low, oil prices stabilized, which helped support the Norwegian krone. Norwegian GDP growth should rise 1.0% in 1999 as compared to 2.9% in 1998.

The UK bond market benefited from favorable supply conditions, falling inflationary pressures and sluggish growth. The Bank of England (BOE) reduced interest rates 200 basis points since October 1998. The aggressive pace of the easings has enhanced the chances of an improvement in the economy and protected sterling from severe selling pressure. The recent Bank of England Inflation Report revised down its estimates for inflation, growth and average earnings. However, leading indicators such as business confidence suggest there could be a recovery in activity in the second half of the year. UK growth for 1999 is expected to be between 1.0% and 1.5%, while inflation should be at the lower end of the BOE's target of 2.5% and 3.5%.

During the March quarter, record high unemployment and depressed consumer and business confidence contributed to Japan's economic problems. The Ministry of Finance employed methods of combating demand weakness through fiscal expansion, with a steeper yield curve to help refinance the banks. The Bank of Japan (BOJ) cut the overnight rate by 0.10% to 0.15% in February. It also announced it would target short-term interest rates at zero and potentially work toward providing a reflationary monetary policy. Japan considered adopting an inflation target of 1% to 2%. GDP growth for last year was a dismal -2.8%, while inflation was 0.4% in January. The Nikkei Index rallied at the end of the March quarter as foreign investors purchased shares prior to the Japanese year-end, which helped to support the yen. Policymakers are taking steps toward reflating the economy, but if this does not have the desired effect, recent financial market gains could be eroded along with investor confidence. Minutes from the BOJ meeting in February showed that investors remain cautious on their evaluation of the economy. Given the strength of deflationary pressures, GDP growth for 1999 may not reach the government's target of 0.5%.

Looking ahead, the length of the Kosovo crisis will have an important economic and political impact. Surrounding countries with substantial tourist industries will most immediately feel the direct consequences. Other countries that could be greatly affected are Greece and Russia because of their cultural links. Initial investor reaction to the conflict was to invest in safe-haven assets such as US Treasury securities and the US dollar.

As 1999 continues to unfold, commodity prices may begin to show some signs of stability. Inflation should be well contained across the industrialized world, and higher oil prices should only cause a slight increase in consumer prices.

Currency Outlook
During the March quarter, the US dollar was stronger in response to interest rate differentials, flight to quality flows and relative growth expectations. Policymakers in Japan returned to a strategy of yen depreciation in order to boost growth. After starting the year strong at above O1.1800 relative to the US dollar, weak Eurozone economies, a lack of expected reserve adjustments and a belief that ECB officials favor a weaker euro caused the currency to weaken to near O1.0700 at the end of the March quarter.

We expect the US dollar to strengthen relative to the euro and the Japanese yen in the first half of 1999. US growth could be relatively stronger than European growth, with yield spreads likely to move in the US dollar's favor. In addition, the US economy is better positioned to adapt to the uncertain and potentially volatile global economic outlook, in our view. With European policymakers involved in internal battles on whether fiscal or monetary policy could provide economic stimulus, the delay in policy implementation could have negative consequences for European growth. Persistent high levels of unemployment could put additional pressure on European policies.

Japanese officials continue to search for a way to improve the country's economic situation. Given increasing fiscal, monetary and political policy limitations, yen weakness could be the most viable route to sustained growth. Export companies, the soundest sector of the economy, are the largest potential beneficiaries of such a move. Also, the reduction of capital flows associated with year-end repatriation of capital should contribute to a significant deterioration in the value of the Japanese yen.

Portfolio Strategy
During the quarter ended March 31, 1999, we concentrated the Fund's investments in high-credit quality countries whose interest rates were close to or higher than those in the United States. Additionally, we generally hedged currency exposure back to US dollars. These strategies enhanced the Fund's total returns during the March quarter by providing a relatively high level of current income, but did not subject the Fund's net asset values to undue fluctuations related to currency volatility. For the three months ended March 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +1.09%, +0.77%, +0.72% and +0.90%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Given that few countries offered yields above those available in the US market, on average more than half of the Fund's assets remained invested in the United States. However, we made allocations to other countries, such as Australia, Canada, Norway, Germany and Sweden. We primarily kept the Fund's investments at the short end of the yield curve. However, given our expectation that global interest rates would generally be moving lower, we maintained an average duration longer than the three-month US Treasury bill.



Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1999



Given our objective of providing a high level of current income and our outlook for stable-to-lower global yields, we are maintaining positions in high-quality, short-term securities that yield at or above US dollar-denominated securities. On March 31, 1999, we held sovereign, agency and corporate issues in the United Kingdom, Norway, Canada, and the United States. In response to our foreign exchange outlook, the portfolio's currency exposure will remain fully hedged back to the US dollar. In New Zealand and Canada, with short-term interest rates below those in the United States, hedging exposure back into US dollars adds value to the Fund. Finally, we expect to continue to actively pursue opportunities to reduce hedging costs while seeking to maintain the stability of the Fund's net asset values.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to share-holders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Senior Portfolio Manager



May 10, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Short-Term Global Income Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                                                  Standardized
                                                                     12 Month       3 Month     Since Inception   30-Day Yield
                                                                   Total Return   Total Return    Total Return   As of 3/31/99
ML Short-Term Global Income Fund, Inc. Class A Shares                 +5.40%         +1.09%         +24.33%          5.77%
ML Short-Term Global Income Fund, Inc. Class B Shares                 +4.43          +0.77          +31.90           5.22
ML Short-Term Global Income Fund, Inc. Class C Shares                 +4.40          +0.72          +15.98           4.96
ML Short-Term Global Income Fund, Inc. Class D Shares                 +5.00          +0.90          +38.22           5.54

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception periods are Class A & Class C Shares, from 10/21/94 to 3/31/99 and Class B & Class D Shares, from 8/03/90 to 3/31/99.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +5.40%         +1.18%
Inception (10/21/94) through 3/31/99       +5.03          +4.07

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/99                         +4.43%         +0.43%
Five Years Ended 3/31/99                   +3.40          +3.40
Inception (8/03/90) through 3/31/99        +3.25          +3.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                         +4.40%         +3.40%
Inception (10/21/94) through 3/31/99       +3.40          +3.40

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +5.00%         +0.80%
Five Years Ended 3/31/99                   +3.95          +3.11
Inception (8/03/90) through 3/31/99        +3.81          +3.32

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                    Face           Maturity                                              Interest                   Percent of
COUNTRIES          Amount            Date                   Issue                         Rate++          Value     Net Assets
Australia    NZ$      5,870,000    12/18/00  Toyota Finance Australia (2)                   7.25  %     $  3,211,377    2.78%
             Pound    4,500,000     6/03/99  Westpac Banking (2)                            6.415          7,193,094    6.22
             Sterling

                                             Total Investments in Australia
                                             (Cost--$10,500,781)                                          10,404,471    9.00


Canada       C$       8,750,000     9/15/00  European Investment Bank (2)                   6.625          5,894,853    5.10

                                             Total Investments in Canada (Cost
                                             --$5,875,875)                                                 5,894,853    5.10


Germany      Pound    4,500,000     5/17/99  Deutsche Bank of Ireland (2)                   6.61           7,210,803    6.24
             Sterling

                                             Total Investments in Germany (Cost
                                             --$7,259,931)                                                 7,210,803    6.24


Norway       Nok    134,000,000     6/16/99  Norwegian Treasury Bill (1)                    5.20          17,323,306   14.99
                     39,075,000     4/29/99  Svenska Handelsbanken Time Deposits (2)        6.71           5,062,184    4.38
                     40,550,000     1/10/00  Unibank Time Deposits (2)                      6.25           5,253,271    4.54

                                             Total Investments in Norway (Cost
                                             --$27,817,808)                                               27,638,761   23.91


Sweden       Pound    2,520,000    12/08/99  Kingdom of Sweden (1)                          6.25           4,093,351    3.54
             Sterling
             US$      4,400,000    10/16/00  Swedish Export Credit (2)                      6.25           4,449,984    3.85

                                             Total Investments in Sweden (Cost
                                             --$8,609,304)                                                 8,543,335    7.39


United       Pound    2,135,000     8/10/99  Abbey National Treasury Service (2)            6.00           3,452,437    2.99
Kingdom      Sterling

                                             Total Investments in the United
                                             Kingdom (Cost--$3,554,467)                                    3,452,437    2.99


United       US$      7,500,000     4/14/99  Federal Home Loan Mortgage Corporation (3)     4.79           7,487,027    6.48
States                7,000,000     4/22/99  Federal Home Loan Mortgage Corporation (3)     4.74           6,980,645    6.04
                      3,291,000     5/06/99  Federal Home Loan Mortgage Corporation (3)     4.74           3,275,834    2.83
                     10,000,000     4/06/99  Federal National Mortgage Association (3)      4.74           9,993,417    8.65
                      7,000,000     5/11/99  Federal National Mortgage Association (3)      4.74           6,963,133    6.02
             Pound    3,200,000     8/10/99  General Electric Capital Corp. (2)             7.00           5,190,108    4.49
             Sterling
             US$      4,560,000     4/01/99  General Motors Acceptance Corp. (2)            5.13           4,560,000    3.95
                      5,000,000     4/12/99  Unifunding Inc. (2)                            4.83           4,992,621    4.32

                                             Total Investments in the United States
                                             (Cost--$49,590,113)                                          49,442,785   42.78


                              Nominal Value
OPTIONS                        Covered by
PURCHASED                        Options

             Currency Put         2,700,000  British Pound, expiring April 23, 1999
             Options Purchased               at Pound Sterling 1.625                                          33,912    0.03

                                             Total Options Purchased (Premiums
                                             Paid---$18,333)                                                  33,912    0.03

                                             Total Investments  (Cost---$113,226,612)                    112,621,357   97.44

OPTIONS
WRITTEN

             Currency Call        2,700,000  British Pound, expiring April 23, 1999
             Options Written                 at Pound Sterling 1.6402                                         (4,968)  (0.00)

                                             Total Options Written (Premiums Received
                                             ---$18,333)                                                      (4,968)  (0.00)


             Total Investments, Net of Options Written (Cost--$113,208,279)                              112,616,389   97.44

             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                              (246,151)  (0.21)

             Other Assets Less Liabilities                                                                 3,198,442    2.77
                                                                                                        ------------  -------
             Net Assets                                                                                 $115,568,680  100.00%
                                                                                                        ============  =======


             Net Asset Value:       Class A--Based on net assets of $19,307 and 2,476
                                             shares outstanding                                         $       7.80
                                                                                                        ============
                                    Class B--Based on net assets of $106,163,980 and
                                             13,770,286 shares outstanding                              $       7.71
                                                                                                        ============
                                    Class C--Based on net assets of $11,436 and 1,505
                                             shares outstanding                                         $       7.60
                                                                                                        ============
                                    Class D--Based on net assets of $9,373,957 and
                                             1,215,498 shares outstanding                               $       7.71
                                                                                                        ============


             Corresponding industry groups for securities (percent of net assets):
          (1)Sovereign Government Obligations--18.53%
          (2)Financial Services--48.86%
          (3)Sovereign/Regional Government Obligations--Agency--30.02%
           ++Commercial Paper and certain US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at March 31, 1999.
         ++++Forward foreign exchange contracts as of March 31, 1999 were as follows:


                                                       Unrealized
             Foreign Currency          Expiration     Appreciation
             Purchased                    Date       (Depreciation)

             Pound      2,689,312      April 1999     $   (17,824)
             Sterling

             (US$ Commitment--$4,357,836)             $   (17,824)
                                                      ===========

             Foreign Currency
             Sold

             C$         9,184,918       May 1999      $    (6,559)
             Pound     17,943,217      April 1999         308,623
             Sterling
             Nok      173,622,501      April 1999        (371,101)
             Nok       46,433,096       May 1999         (115,988)
             NZ$        6,429,398       May 1999          (43,302)

             (US$ Commitment--$66,711,895)            $  (228,327)
                                                      -----------

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net          $  (246,151)
                                                      ===========